UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               February 18, 1997


                              CNB FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

                        Commission File Number 33-45522


                    New York                      22-3203747
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        (State or other jurisdiction of       (I.R.S. Employer
         incorporation or organization)       Identification No.)


                   24 Church Street, Canajoharie, N.Y. 13317
               (Address of principal executive offices--Zip code)


        Registrant's telephone number, include area code (518) 673-3243

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                            FORM 8-K--CURRENT REPORT


Item 1--None

Item 2--None

Item 3--None

Item 4--None

Item 5--See attached press release regarding a stock repurchase program

Item 6--None

Item 7--None

Item 8--None


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CNB FINANCIAL CORP.
                                                 Registrant



Date: March 3, 1997                          By  /s/  DONALD L. BRASS
                                                --------------------------------
                                                 Donald L. Brass
                                                 President




Date: March 3, 1997                          By  /s/  PETER J. CORSO
                                                --------------------------------
                                                 Peter J. Corso
                                                 Executive Vice President


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.                              Description
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   99                     Press Release dated February 18, 1997 announcing
                          record dividend along with Stock Repurchase Program